UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2022

Date of reporting period:	January 1, 2022 – December 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 13, 2023

Dear Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds. Fortunately, toward the end of the year, we  saw both inflation levels and Fed actions begin to moderate somewhat.

Although we still face high inflation and uncertainty on how much the economy will slow because of higher interest rates, we believe financial market performance might be better in 2023 as compared with 2022. Historically, stocks and bonds have recovered from bear markets like the one we are experiencing. Be assured that our investment teams are actively researching securities with attractive potential and working to keep portfolio risks in check.

Thank you for investing with Putnam.

Performance summary (as of 12/31/22)

Investment objective

Positive total return

Net asset value December 31, 2022

Class IA: $9.44	Class IB: $9.26

Annualized total return at net asset value (as of 12/31/22)

			ICE BofA	Bloomberg
	Class IA	Class IB	U.S.	U.S.
	shares	shares	Treasury	Aggregate	S&P 500®
	(5/2/11)	(5/2/11)	Bill Index	Bond Index	Index
1 year	0.49%	0.36%	1.33%	–13.01%	–18.11%
5 years	–1.59	–1.78	1.27	0.02	9.42
10 years	0.81	0.57	0.77	1.06	12.56
Life of fund	0.75	0.52	0.68	1.77	11.46

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

The ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

The S&P 500® Index is an unmanaged index of common stock performance.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial derivative securities, any interest accruals, securities for presentation purposes, and from timing differences between trade such as to-be-announced (TBA) trades, rounding, weights may not total 100%. over time.

Putnam VT Multi-Asset Absolute Return Fund	1

Report from your fund’s managers

Please describe investing conditions for the 12-month reporting period ended December 31, 2022.

Multiple, converging risks in the global economy weighed on investor sentiment. The Russia-Ukraine War, China’s zero-Covid-19 policy, supply chain disruptions, and high inflation contributed to elevated market volatility across asset classes.

To combat multidecade high inflation, the U.S. Federal Reserve raised interest rates from 0.00%–0.25% at the start of the period to 4.25%–4.50% at period-end. Stocks declined as investors became more risk-averse. The S&P 500 Index, a measure of common stock performance, returned –18.11% for the 12-month reporting period.

Bond prices fell and yields rose over the period. The yield on the 10-year U.S. Treasury climbed from 1.52% at the start of the period to 3.88% by period-end. At times, yields on short-term bonds moved above long-term bonds. This created a flattened or inverted yield curve, which has signaled an incoming recession in the past.

How did Putnam VT Multi-Asset Absolute Return Fund perform for the reporting period?

The fund’s class IA shares returned 0.49%, underperforming the benchmark ICE BofA U.S. Treasury Bill Index, which returned 1.33% for the period.

What strategies affected performance during the reporting period?

Overall, directional strategies detracted from fund performance. The equity portion of the risk-balanced portfolio finished negative, while tactical equity positioning led to a gain. In the first quarter of calendar 2022, the portfolio benefited from short-term modest long and short positions implemented to take advantage of stock market volatility.

A modest long position to equities in the second quarter of the period offset some of these gains. During this time, stocks moved into correction territory [a decline of 10% or more from a recent high]. The portfolio benefited from a short position in August and September 2022 as stocks sank to year-to-date lows. This position contributed to a loss in October 2022 as stocks rebounded from their recent lows. In mid-November 2022, we positioned the portfolio to further short equities. This aided the portfolio as stocks sold off in December 2022. Overall, the portfolio held a net short position to equity risk, which resulted in a negative contribution from directional equity exposure.

The fixed income portion of the risk-balanced portfolio finished the period negative. A modest tactical short position to interest-rate risk had a nominal impact on results. We removed this tactical position in early February 2022. Overall, the portfolio held a net long position to interest-rate risk, which resulted in a negative contribution from directional interest-rate exposure. A modest tactical long position to commodity risk, implemented in March 2022, produced a loss. Our position ranged from a modest long to long through period-end.

Overall, nondirectional strategies boosted performance. Our equity selection alpha strategies were the largest positive contributor. Our sector selection, U.S. equity research, and quantitative strategies were top performers. Our alternative beta strategies, driven by strength in our volatility carry and cross-asset trend strategies, also helped results. Our fixed income selection alpha strategy also was additive, largely due to a strategy focused on structured mortgage credit. Our commodity alpha strategy finished the period with positive results. Our fixed income sector alpha strategy benefited from a strategy that shorts U.S. real yields [adjusted for inflation].

How were derivatives used during the reporting period?

Futures were used to help manage the fund’s exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. Total return swaps were used to hedge sector exposure; manage exposure to specific sectors, industries, and securities; and gain exposure to a basket of securities, specific markets, countries, sectors, and industries. We also used interest-rate swaps to gain exposure to interest rates and help hedge interest-rate and prepayment risks. Credit default swaps were used to help hedge credit and market risks and gain exposure to individual names and baskets of securities.

As the fund begins a new fiscal year, what is your outlook?

As we enter 2023, we believe that high inflation, monetary policy tightening, the war in Ukraine, and recession fears will continue to weigh on market sentiment for the foreseeable future.

Our near-term outlook for equities is bearish. We believe the market has been too optimistic regarding a Fed policy pivot. In our view, the Fed is likely to raise interest rates more than the market anticipates, which could trigger a recession. This would be negative for equity markets.

Our near-term outlook for rate-sensitive fixed income is neutral. Duration exposure is negatively impacted by higher interest rates. This view is tempered by deteriorating economic data and heightened recession risk, which could be a catalyst for interest rates to move lower.

Our view on commodities is slightly bullish. A strengthening U.S. dollar, rising real yields, and building recessionary forces are head-winds for commodities, in our view. However, in the medium term, we believe supply constraints are a reason to be bullish.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolios to changing market conditions.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility

2	Putnam VT Multi-Asset Absolute Return Fund

and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the model’s data may not produce the desired results and the fund may realize losses.

Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses.

We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Multi-Asset Absolute Return Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/22 to 12/31/22. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/21*	0.95%	1.20%
Total annual operating expenses for the fiscal
year ended 12/31/21	1.54%	1.79%
Annualized expense ratio for the six-month
period ended 12/31/22*†	0.90%	1.15%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.05%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/23.

†Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/22		ended 12/31/22
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.58	$5.85	$4.58	$5.85
Ending value
(after
expenses)	$1,017.20	$1,017.60	$1,020.67	$1,019.41

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

4	Putnam VT Multi-Asset Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Multi-Asset Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Multi-Asset Absolute Return Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Multi-Asset Absolute Return Fund	5

The fund’s portfolio 12/31/22

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (17.0%)*	amount	Value

U.S. Government Agency Mortgage Obligations (17.0%)
Uniform Mortgage-Backed Securities
5.50%, TBA, 1/1/53	$1,000,000	$1,002,969
5.00%, TBA, 1/1/53	3,000,000	2,958,283
4.50%, TBA, 1/1/53	1,000,000	963,906
		4,925,158
Total U.S. government and agency mortgage obligations
(cost $4,970,743)		$4,925,158

INVESTMENT COMPANIES (8.5%)*	Shares	Value

Consumer Staples Select Sector SPDR Fund S	5,691	$424,264
Energy Select Sector SPDR Fund	8,814	770,961
Health Care Select Sector SPDR Fund S	3,118	423,580
Real Estate Select Sector SPDR Fund S	11,272	416,275
Utility Select Sector SPDR Fund S	6,199	437,030
Total investment companies (cost $2,380,568)		$2,472,110

COMMON STOCKS (7.5%)*	Shares	Value

Basic materials (0.8%)
Anglo American Platinum, Ltd. (South Africa)	219	$18,365
Asian Paints, Ltd. (India)	1,051	39,229
Coromandel International, Ltd. (India)	1,567	16,804
Fertiglobe PLC (United Arab Emirates)	4,559	5,251
Inner Mongolia ERDOS Resources Co., Ltd.
Class B (China)	20,100	32,743
Northam Platinum Holdings, Ltd. (South
Africa) †	988	10,884
United Tractors Tbk PT (Indonesia)	10,300	17,252
Vale SA ADR (Brazil)	4,393	74,549
Vedanta, Ltd. (India)	5,883	21,931
		237,008
Capital goods (0.1%)
Haitian International Holdings, Ltd. (China)	5,000	13,388
Schaeffler India, Ltd. (India)	343	11,388
		24,776
Communication services (0.1%)
Hellenic Telecommunications Organization
SA (Greece)	907	14,165
KT Corp. (South Korea)	236	6,308
		20,473
Consumer cyclicals (1.0%)
Astra International Tbk PT (Indonesia)	89,800	32,880
Cheil Worldwide, Inc. (South Korea)	729	13,289
China Yongda Automobiles Services Holdings,
Ltd. (China)	12,000	8,917
Haier Smart Home Co., Ltd. Class H (China)	14,000	47,710
Kia Corp. (South Korea)	762	35,735
KOC Holding A/S (Turkey)	14,248	63,766
Maruti Suzuki India, Ltd. (India)	146	14,815
MultiChoice Group (South Africa)	1,684	11,620
Page Industries, Ltd. (India)	64	33,139
WalMart de Mexico (Walmex) SAB de CV (Mexico)	3,030	10,710
Zhongsheng Group Holdings, Ltd. (China)	6,500	33,435
		306,016
Consumer staples (0.6%)
Ambev SA (Brazil)	2,100	5,775
Arca Continental SAB de CV (Mexico)	5,595	45,377
Cencosud SA (Chile)	26,148	43,002
Coca-Cola Icecek AS (Turkey)	771	8,426

COMMON STOCKS (7.5%)* cont.	Shares	Value

Consumer staples cont.
Grupo Bimbo SAB de CV Class A (Mexico)	1,966	$8,303
Indofood Sukses Makmur Tbk PT (Indonesia)	13,000	5,616
JD.com, Inc. Class A (China)	1,885	53,178
		169,677
Energy (0.2%)
China Shenhua Energy Co., Ltd. (China)	13,000	37,557
Indo Tambangraya Megah Tbk PT (Indonesia)	11,200	28,076
		65,633
Financials (1.5%)
Agricultural Bank of China, Ltd. Class H (China)	128,000	43,949
Banco Bradesco SA (Preference) (Brazil)	9,317	26,735
Banco de Chile (Chile)	222,509	23,084
Cathay Financial Holding Co., Ltd. (Taiwan)	15,000	19,521
China Construction Bank Corp. Class H (China)	16,000	10,024
China Development Financial Holding
Corp. (Taiwan)	72,000	29,516
China International Capital Corp., Ltd.
Class H (China)	16,800	32,070
China Minsheng Banking Corp., Ltd.
Class H (China)	43,500	15,047
CTBC Financial Holding Co., Ltd. (Taiwan)	56,000	40,266
FirstRand, Ltd. (South Africa)	567	2,073
Hana Financial Group, Inc. (South Korea)	1,204	40,038
Hong Leong Bank Bhd (Malaysia)	7,800	36,406
Hyundai Marine & Fire Insurance Co., Ltd.
(South Korea)	396	9,223
Itausa SA (Brazil)	24,420	39,361
KB Financial Group, Inc. (South Korea)	1,050	40,273
Ping An Insurance Group Co. of China, Ltd.
Class H (China)	500	3,309
Shin Kong Financial Holding Co., Ltd. (Taiwan)	18,000	5,136
Tisco Financial Group PCL (Thailand)	2,400	6,877
		422,908
Health care (0.3%)
Bangkok Dusit Medical Services PCL (Thailand)	4,600	3,885
Cipla, Ltd./India (India)	656	8,532
CSPC Pharmaceutical Group, Ltd. (China)	38,000	39,921
Sun Pharmaceutical Industries, Ltd. (India)	2,942	35,611
		87,949
Technology (2.5%)
Alibaba Group Holding, Ltd. (China) †	9,028	99,759
Baidu, Inc. Class A (China) †	2,050	29,337
Hon Hai Precision Industry Co., Ltd. (Taiwan)	14,000	45,504
Infosys, Ltd. (India)	3,061	55,803
Lenovo Group, Ltd. (China)	46,000	37,776
LG Innotek Co., Ltd. (South Korea)	160	31,949
NetEase, Inc. (China)	2,800	41,074
Samsung Electronics Co., Ltd. (South Korea)	2,533	110,775
Taiwan Semiconductor Manufacturing Co., Ltd.
ADR (Taiwan)	1,957	145,777
Tata Consultancy Services, Ltd. (India)	1,336	52,592
Tencent Holdings, Ltd. (China)	1,500	64,186
United Microelectronics Corp. (Taiwan)	11,000	14,566
		729,098
Transportation (0.3%)
COSCO SHIPPING Holdings Co., Ltd.
Class H (China)	13,350	13,614
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	5,200	27,577
Hyundai Glovis Co., Ltd. (South Korea)	303	39,178
International Container Terminal Services, Inc.
(Philippines)	530	1,902
		82,271

6	Putnam VT Multi-Asset Absolute Return Fund

COMMON STOCKS (7.5%)* cont.	Shares	Value

Utilities and power (0.1%)
CPFL Energia SA (Brazil)	5,800	$36,471
Glow Energy PCL (Thailand) † F	700	—
		36,471

Total common stocks (cost $2,233,577)		$2,182,280

	Principal
COMMODITY LINKED NOTES (6.1%)*†††	amount	Value

BofA Finance, LLC 144A sr. unsec. unsub. notes,
compound SOFR less 0.05%, 3/7/23 (Indexed
to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	$380,000	$434,056
BofA Finance, LLC 144A sr. unsec. unsub. notes,
compound SOFR less 0.06%, 12/11/23 (Indexed
to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	160,000	191,283
Citigroup Global Markets Holdings, Inc. sr. notes
Ser. N, compound SOFR, 3/27/23 (Indexed to the
Citi Commodities F3 vs F0 — 4x Leveraged Index
multiplied by 3)	419,000	558,260
UBS AG/London 144A sr. notes zero %, 12/4/2023
(Indexed to the S&P GSCI Official Close Index
ER multiplied by 3)	39,000	30,853
Goldman Sachs International 144A notes zero %,
3/31/23 (Indexed to the S&P GSCI Excess Return
Index multiplied by 3)	195,000	167,172
UBS AG/London 144A sr. notes zero %, 12/4/2023
(Indexed to the S&P GSCI Light Energy Official
Close Index ER multiplied by 3)	64,000	60,655
Citigroup Global Markets Holdings, Inc. sr.
notes Ser. N, zero %, 3/7/23 (Indexed to the
S&P GSCI Light Energy Excess Return Index
multiplied by 3)	310,000	327,167
Total commodity Linked Notes (cost $1,567,000)		$1,769,446

	Principal
MORTGAGE-BACKED SECURITIES (1.7%)*	amount	Value

Agency collateralized mortgage obligations (1.1%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	$53,379	$12,343
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	13,236	1,968
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	13,321	1,912
REMICs IFB Ser. 4752, Class PS, IO,
((-1 x ICE LIBOR USD 1 Month) + 6.20%),
1.882%, 11/15/47	21,987	2,478
Federal National Mortgage Association
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	23,946	4,234
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	79,161	12,860
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	40,637	7,909
REMICs Ser. 20-47, Class ID, IO, 4.00%, 7/25/50	81,384	15,900
REMICs Ser. 12-136, Class PI, IO,
3.50%, 11/25/42	6,305	320
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	17,023	2,219
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	21,616	606
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	3,306	25
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x ICE
LIBOR USD 1 Month) + 6.60%), 2.211%, 1/25/44	26,647	3,080
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x ICE
LIBOR USD 1 Month) + 6.15%), 1.761%, 1/25/48	42,845	4,781
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x ICE
LIBOR USD 1 Month) + 6.10%), 1.711%, 2/25/47	58,862	5,063
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x ICE
LIBOR USD 1 Month) + 6.10%), 1.711%, 9/25/46	36,807	2,789

	Principal
MORTGAGE-BACKED SECURITIES (1.7%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 20-16, Class SG, IO, ((-1 x ICE
LIBOR USD 1 Month) + 6.05%), 1.661%, 3/25/50	$40,830	$4,083
REMICs IFB Ser. 16-88, Class SK, IO,
((-1 x ICE LIBOR USD 1 Month) + 6.00%),
1.611%, 12/25/46	55,447	4,837
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x ICE
LIBOR USD 1 Month) + 5.75%), 1.361%, 10/25/47	154,403	10,364
Government National Mortgage Association
Ser. 14-184, Class DI, IO, 5.50%, 12/16/44	74,586	14,338
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	44,002	8,708
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	17,130	2,616
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	20,786	4,274
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	14,089	2,183
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	69	5
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	14,063	2,863
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	20,001	4,188
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	14,564	3,031
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	21,002	4,110
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	102,710	18,757
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	23,799	4,521
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	5,152	978
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	3,615	392
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	30,274	5,482
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	28,670	4,773
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	12,037	1,443
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	15,611	1,866
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	4,102	301
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	9,089	369
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	37,106	2,203
Ser. 17-H02, Class BI, IO, 2.674%, 1/20/67 W	81,359	2,498
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	188,028	25,090
Ser. 17-H06, Class BI, IO, 2.474%, 2/20/67 W	61,327	2,173
IFB Ser. 10-125, Class SD, ((-1 x ICE LIBOR USD
1 Month) + 6.68%), 2.354%, 1/16/40	85,553	5,980
Ser. 18-H05, Class AI, IO, 2.101%, 2/20/68 W	74,188	4,085
Ser. 15-H24, Class HI, IO, 2.088%, 9/20/65 W	53,205	903
Ser. 15-H15, Class JI, IO, 1.929%, 6/20/65 W	161,275	8,015
IFB Ser. 18-91, Class SJ, IO, ((-1 x ICE LIBOR USD
1 Month) + 6.25%), 1.897%, 7/20/48	46,005	4,216
IFB Ser. 18-104, Class SD, IO, ((-1 x ICE LIBOR
USD 1 Month) + 6.20%), 1.847%, 8/20/48	29,134	2,485
Ser. 15-H19, Class NI, IO, 1.846%, 7/20/65 W	102,004	4,294
IFB Ser. 13-129, Class SN, IO, ((-1 x ICE LIBOR
USD 1 Month) + 6.15%), 1.797%, 9/20/43	9,202	844
Ser. 15-H10, Class CI, IO, 1.753%, 4/20/65 W	94,794	4,531
IFB Ser. 20-33, Class SA, IO, ((-1 x ICE LIBOR USD
1 Month) + 6.10%), 1.747%, 3/20/50	90,900	9,529
IFB Ser. 19-121, Class DS, IO, ((-1 x ICE LIBOR
USD 1 Month) + 6.10%), 1.747%, 8/20/49	27,369	2,391
Ser. 15-H09, Class BI, IO, 1.606%, 3/20/65 W	117,811	4,233
Ser. 15-H25, Class AI, IO, 1.546%, 9/20/65 W	165,394	5,954
FRB Ser. 16-H16, Class DI, IO, 1.388%, 6/20/66 W	51,539	2,238
Ser. 15-H20, Class CI, IO, 0.799%, 8/20/65 W	97,999	5,165
FRB Ser. 15-H16, Class XI, IO, 0.751%, 7/20/65 W	55,477	2,441
Ser. 16-H02, Class BI, IO, 0.714%, 11/20/65 W	170,378	9,388
Ser. 15-H25, Class BI, IO, 0.711%, 10/20/65 W	138,925	5,529
Ser. 14-H21, Class AI, IO, 0.436%, 10/20/64 W	111,017	3,560
Ser. 16-H03, Class AI, IO, 0.021%, 1/20/66 W	75,598	2,470
Ser. 15-H09, Class AI, IO, 0.013%, 4/20/65 W	114,670	3,147
Ser. 16-H04, Class KI, IO, 0.011%, 2/20/66 W	55,343	1,247
		307,578

Putnam VT Multi-Asset Absolute Return Fund	7

			Principal
MORTGAGE-BACKED SECURITIES (1.7%)* cont.			amount	Value

Commercial mortgage-backed securities (0.1%)
GS Mortgage Securities Trust 144A FRB
Ser. 14-GC24, Class D, 4.532%, 9/10/47 W			$27,000	$17,602
JPMBB Commercial Mortgage Securities Trust
144A FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W			16,000	13,452
JPMorgan Chase Commercial Mortgage
Securities Trust Ser. 06-LDP9, Class AMS,
5.337%, 5/15/47			8,028	7,482
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W			17,000	—
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W			30,000	—
				38,536
Residential mortgage-backed securities (non-agency) (0.5%)
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 07-AR5, Class 1A1A, 3.535%, 4/25/37 W			17,881	15,124
Countrywide Home Loans Mortgage
Pass-Through Trust FRB Ser. 05-3, Class 1A1, (ICE
LIBOR USD 1 Month + 0.62%), 5.009%, 4/25/35			4,340	3,746
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust Ser. 19-4,
Class M, 4.50%, 2/25/59 W			29,000	24,669
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1B, (ICE LIBOR USD 1 Month
+ 12.25%), 16.639%, 9/25/28			59,437	65,574
Connecticut Avenue Securities FRB
Ser. 17-C02, Class 2B1, (ICE LIBOR USD 1 Month
+ 5.50%), 9.889%, 9/25/29			10,000	10,846
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB
Ser. 20-R01, Class 1B1, (ICE LIBOR USD 1 Month
+ 3.25%), 7.639%, 1/25/40			10,000	9,315
Connecticut Avenue Securities Trust FRB
Ser. 22-R02, Class 2M2, (US 30 Day Average
SOFR + 3.00%), 6.928%, 1/25/42			22,000	20,742
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, (ICE LIBOR USD
1 Month + 0.92%), 5.309%, 10/25/44			9,174	8,365
				158,381

Total mortgage-backed securities (cost $600,152)				$504,495

	Expiration	Strike
WARRANTS (0.5%)*†	date	price	Warrants	Value

Bank of Jiangsu Co., Ltd.
144A (China)	11/28/23	$0.00	37,344	$39,469
Chongqing Zhifei Biological
Products Co., Ltd.
144A (China)	6/30/23	0.00	2,400	30,561
ENN Natural Gas Co., Ltd.
144A (China)	9/22/23	0.00	12,296	28,701
Inner Mongolia Yuan Xing
Energy Co., Ltd. 144A (China)	6/30/23	0.00	9,700	11,025
Shaanxi Coal Industry Co.,
Ltd. 144A (China)	8/21/23	0.00	3,800	10,236
Shenzhen Mindray
Bio-Medical Electronics Co.,
Ltd. 144A (China)	1/27/23	0.00	700	32,067
Total warrants (cost $173,834)				$152,059

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.4%)*		amount	Value

Mexico (Government of) sr. unsec.
bonds 5.55%, 1/21/45 (Mexico)		$35,000	$31,393
Uruguay (Oriental Republic of)
sr. unsec. unsub. notes 4.375%,
10/27/27 (Uruguay)		$70,000	70,487
Total foreign government and agency bonds and notes
(cost $108,879)			$101,880

		Principal
CORPORATE BONDS AND NOTES (0.2%)*		amount	Value

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)		$20,000	$19,228
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)		21,000	21,083
Petroleos Mexicanos company guaranty sr.
unsec. unsub. notes 6.70%, 2/16/32 (Mexico)		30,000	23,557
Total corporate bonds and notes (cost $69,540)			$63,868

		Principal
ASSET-BACKED SECURITIES (0.1%)*		amount	Value

1Sharpe Mortgage Trust 144A FRB Ser. 20-1,
Class NOTE, (ICE LIBOR USD 3 Month + 2.90%),
3.025%, 7/25/24		$9,091	$8,977
Station Place Securitization Trust 144A FRB
Ser. 22-3, Class A1, (CME Term SOFR 1 Month
+ 1.25%), 5.573%, 5/29/23		15,000	15,000
Total asset-backed securities (cost $24,091)			$23,977

UNITS (0.0%)*		Units	Value

Banco BTG Pactual SA (Brazil)		1,800	$8,162
Total units (cost $9,061)			$8,162

		Principal
		amount/
SHORT-TERM INVESTMENTS (80.9%)*		shares	Value

Interest in $431,889,000 joint tri-party
repurchase agreement dated 12/30/2022 with
Citigroup Global Markets, Inc. due 1/3/2023 —
maturity value of $11,891,679 for an effective
yield of 4.300% (collateralized by Agency
Mortgage-Backed Securities and U.S. Treasuries
(including strips) with coupon rates ranging from
2.100% to 6.500% and due dates ranging from
7/15/2025 to 3/15/2064, valued at $440,526,804)		$11,886,000	$11,886,000
Putnam Cash Collateral Pool,
LLC 4.62% [d]	Shares	1,505,300	1,505,300
Putnam Short Term Investment Fund
Class P 4.53% L	Shares	9,500,000	9,500,000
U.S. Treasury Bills 3.961%, 1/17/23 # §		$200,000	199,714
U.S. Treasury Bills 3.686%, 1/24/23 # ∆ §		400,000	399,104
Total short-term investments (cost $23,490,028)			$23,490,118

Total investments (cost $35,627,473)			$35,693,553

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

8	Putnam VT Multi-Asset Absolute Return Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
PO	Principal Only
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2022 through December 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $29,020,275.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $263,483 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆   This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $232,441 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $45,892 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 12/31/22	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Short)	10	$1,919,750	$1,930,500	Mar-23	$53,892
U.S. Treasury Note 2 yr (Short)	9	1,845,703	1,845,703	Mar-23	(2,005)
U.S. Treasury Note 10 yr (Long)	56	6,288,625	6,288,625	Mar-23	(68,696)
Unrealized appreciation					53,892
Unrealized (depreciation)					(70,701)
Total					$(16,809)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/22
Counterparty				Premium	Unrealized
Fixed right or obligation % to receive or (pay)/		Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date		date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(3.18)/US SOFR/Dec-35 (Purchased)		Dec-25/3.18	$106,400	$(5,373)	$1,961
(3.17)/US SOFR/Dec-35 (Purchased)		Dec-25/3.17	109,700	(5,704)	1,918
(3.343)/US SOFR/Dec-35 (Purchased)		Dec-25/3.343	159,600	(10,350)	14
3.343/US SOFR/Dec-35 (Purchased)		Dec-25/3.343	159,600	(10,350)	(6)
2.68/US SOFR/Dec-35 (Purchased)		Dec-25/2.68	106,400	(5,373)	(1,116)
2.67/US SOFR/Dec-35 (Purchased)		Dec-25/2.67	109,700	(5,595)	(1,231)
Unrealized appreciation					3,893
Unrealized (depreciation)					(2,353)
Total					$1,540

Putnam VT Multi-Asset Absolute Return Fund	9

TBA SALE COMMITMENTS OUTSTANDING at 12/31/22	Principal	Settlement
(proceeds receivable $1,697,813)	amount	date	Value
Uniform Mortgage-Backed Securities, 2.50%, 1/1/53	$1,000,000	1/12/23	$847,812
Uniform Mortgage-Backed Securities, 2.00%, 1/1/53	1,000,000	1/12/23	816,219
Total			$1,664,031

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/22

			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
	$622,000	$15,973 E	$(2,820)	3/15/33	US SOFR — Annually	3.22% — Annually	$(17,858)
	727,000	2,050 E	2,576	3/15/25	4.19% — Annually	US SOFR — Annually	4,626
	548,000	2,477 E	(1,777)	3/15/25	4.10% — Annually	US SOFR — Annually	700
	337,000	145 E	1,353	3/15/28	3.70% — Annually	US SOFR — Annually	1,208
	1,333,000	25,407 E	(18,659)	3/15/33	3.30% — Annually	US SOFR — Annually	6,748
	523,000	28,545 E	25,564	3/15/53	US SOFR — Annually	2.90% — Annually	(2,981)
	100,000	748	(1)	12/29/32	3.468% — Annually	US SOFR — Annually	754
	60,000	172	(1)	12/29/32	3.5235% — Annually	US SOFR — Annually	175
	40,000	264	(1)	12/30/52	3.248% — Annually	US SOFR — Annually	(263)
	63,000	163	(1)	1/3/33	US SOFR — Annually	3.5255% — Annually	(164)
AUD	269,000	7,826 E	585	3/15/33	6 month AUD-BBR-BBSW —	4.05% — Semiannually	(7,241)
					Semiannually
AUD	669,000	3,266 E	(435)	3/15/25	3.72% — Quarterly	3 month AUD-BBR-BBSW —	2,831
						Quarterly
CAD	481,000	1,726 E	1,987	3/15/25	4.15% — Semiannually	3 month CAD-BA-CDOR —	3,713
						Semiannually
CAD	91,000	2,690 E	(1,504)	3/15/33	3.24% — Semiannually	3 month CAD-BA-CDOR —	1,187
						Semiannually
CHF	159,000	8,789 E	263	3/15/33	Swiss Average Rate	1.55% — Annually	(8,525)
					Overnight — Annually
EUR	71,000	3,818 E	70	3/15/33	2.625% — Annually	6 month EUR-EURIBOR —	3,888
						Semiannually
EUR	847,000	10,336 E	8	3/15/25	2.90% — Annually	6 month EUR-EURIBOR —	10,344
						Semiannually
GBP	236,000	1,193 E	26	3/15/25	4.29% — Annually	Sterling	1,218
						Overnight Index Average —
						Annually
GBP	64,000	1,835 E	(1)	3/15/33	Sterling	3.45% — Annually	(1,836)
					Overnight Index Average —
					Annually
NOK	940,000	2,615 E	(220)	3/15/33	6 month NOK-NIBOR-NIBR —	2.965% — Annually	(2,834)
					Semiannually
NZD	139,000	3,144 E	(146)	3/15/33	3 month NZD-BBR-FRA —	4.36% — Semiannually	(3,289)
					Quarterly
SEK	2,746,000	13,826 E	402	3/15/33	2.52% — Annually	3 month SEK-STIBOR-SIDE —	14,227
						Quarterly
Total			$7,268				$6,628

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/22

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$6,188,670	$5,971,822	$—	11/29/23	(US SOFR plus 0.22%) —	A basket (MLFCF15) of	$(239,453)
				Monthly	common stocks — Monthly*
5,233	5,203	—	6/20/23	(US SOFR plus 1.00%) —	Al Rajhi Bank — Monthly	(30)
				Monthly
12,173	12,927	—	6/20/23	(US SOFR plus 1.00%) —	Etihad Etisalat Co. — Monthly	736
				Monthly
6,188,083	6,010,376	—	11/29/23	US SOFR plus 0.05% —	Russell 1000 Total Return	199,660
				Monthly	Index — Monthly

10	Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/22 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A. cont.
$25,911	$26,759	$—	6/20/23	(US SOFR plus 1.00%) —	Sahara International	$810
				Monthly	Petrochemical Co. — Monthly
7,078	7,369	—	6/20/23	(US SOFR plus 1.00%) —	Saudi Tadawul Group	280
				Monthly	Holding — Monthly
Barclays Bank PLC
1,991,995	1,995,524	—	5/26/23	0.10% — Monthly	Buraschi Barclays Adaptive	3,513
					Trend Strategy — Ex-
					Commodities — Monthly#
Citibank, N.A.
26,260	26,024	—	7/5/24	US SOFR minus 0.28% —	Advance Auto Parts —	38
				Monthly	Monthly
7,274	7,024	—	7/5/24	US SOFR minus 0.28% —	Aerovironment Inc —	269
				Monthly	Monthly
27,663	25,459	—	7/5/24	US SOFR minus 0.28% —	AKAMI Technologies Inc —	2,276
				Monthly	Monthly
22,737	25,519	—	7/5/24	US SOFR minus 0.28% —	Align Technology Inc. —	(2,723)
				Monthly	Monthly
82,484	72,971	—	7/5/24	US SOFR minus 0.28% —	Array Technologies Inc. —	9,727
				Monthly	Monthly
4,112	3,579	—	7/5/24	US SOFR minus 0.28% —	B&G Foods Inc. — Monthly	470
				Monthly
11,919	10,934	—	7/5/24	US SOFR minus 0.28% —	Banc First Corp. — Monthly	966
				Monthly
23,866	19,851	—	7/5/24	US SOFR minus 0.28% —	Bausch Health Cos Inc. —	4,076
				Monthly	Monthly
20,946	17,281	—	7/5/24	US SOFR minus 0.28% —	Beauty Health Co. — Monthly	3,719
				Monthly
6,170	6,101	—	7/5/24	US SOFR minus 0.28% —	Big Commerce Holdings Ser	86
				Monthly	1 — Monthly
12,122	12,512	—	7/5/24	US SOFR minus 0.28% —	Blackline Inc. — Monthly	(359)
				Monthly
7,488	7,320	—	7/5/24	US SOFR minus 0.28% —	Canada Goose Holdings	188
				Monthly	Inc — Monthly
4,163	3,691	—	7/5/24	US SOFR minus 0.28% —	Catalent Inc — Monthly	483
				Monthly
21,068	18,410	—	7/5/24	US SOFR minus 0.28% —	Digital Turbine Inc. —	2,712
				Monthly	Monthly
1,989	2,156	—	7/5/24	US SOFR minus 0.28% —	Ebix Inc. — Monthly	(169)
				Monthly
32,420	31,202	—	7/5/24	US SOFR minus 0.28% —	Energizer Holdings Inc. —	1,023
				Monthly	Monthly
11,313	10,763	—	7/5/24	US SOFR minus 0.28% —	F5 Inc. — Monthly	579
				Monthly
6,724	5,532	—	7/5/24	US SOFR minus 0.28% —	Figs Inc-Class A — Monthly	1,209
				Monthly
6,094	5,710	—	7/5/24	US SOFR minus 0.28% —	Floor & Decor Holdings	400
				Monthly	Inc-A — Monthly
14,171	12,295	—	7/5/24	US SOFR minus 0.28% —	FreshPet Inc. — Monthly	1,912
				Monthly
37,848	34,869	—	7/5/24	US SOFR minus 0.28% —	Gibraltar Industries Inc. —	3,077
				Monthly	Monthly
7,702	7,727	—	7/5/24	US SOFR minus 0.28% —	Hayward Holdings Inc —	(5)
				Monthly	Monthly
19,179	16,848	—	7/5/24	US SOFR minus 0.28% —	Healthcare Services Group —	2,078
				Monthly	Monthly
51,413	50,046	—	7/5/24	US SOFR minus 0.28% —	INSULET Corp — Monthly	1,500
				Monthly

Putnam VT Multi-Asset Absolute Return Fund	11

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/22 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$10,262	$9,785	$—	7/5/24	US SOFR minus 0.28% —	Kornit Digital Ltd. — Monthly	$504
				Monthly
81,120	75,164	—	7/5/24	US SOFR minus 0.28% —	L3Harris Technologies Inc. —	6,167
				Monthly	Monthly
8,042	7,163	—	7/5/24	US SOFR minus 0.28% —	Lending Club Corp. —	900
				Monthly	Monthly
10,702	10,743	—	7/5/24	US SOFR minus 0.28% —	Lumen Technologies Inc. —	(13)
				Monthly	Monthly
40,855	38,040	—	7/5/24	US SOFR minus 0.28% —	MACOM Technology	2,920
				Monthly	Solutions — Monthly
9,989	8,680	—	7/5/24	US SOFR minus 0.28% —	Mercury Systems Inc. —	1,335
				Monthly	Monthly
2,211,534	2,471,615	—	10/27/23	US SOFR minus 0.12% —	MSCI Daily TR Net Emerging	(248,090)
				Quarterly	Markets USD — Quarterly
9,267	9,836	—	7/5/24	US SOFR minus 0.28% —	NCINO Inc. — Monthly	(545)
				Monthly
7,327	7,613	—	7/5/24	US SOFR minus 0.28% —	Newell Brands Inc. —	(400)
				Monthly	Monthly
4,055	4,134	—	7/5/24	US SOFR minus 0.28% —	Omnicell Inc — Monthly	(69)
				Monthly
62,540	65,626	—	7/5/24	US SOFR minus 0.28% —	Penumbra Inc. — Monthly	(2,924)
				Monthly
31,768	33,231	—	7/5/24	US SOFR minus 0.28% —	Premier Inc. Class A —	(1,580)
				Monthly	Monthly
79,816	75,977	—	7/5/24	US SOFR minus 0.28% —	Ralph Lauren Corp. —	3,507
				Monthly	Monthly
24,451	21,541	—	7/5/24	US SOFR minus 0.28% —	Sanmina-Sci Corp. —	2,974
				Monthly	Monthly
8,314	8,116	—	7/5/24	US SOFR minus 0.28% —	Shoals Technologies Group	219
				Monthly	-A — Monthly
15,701	16,616	—	7/5/24	US SOFR minus 0.28% —	Syneaos Health Inc. —	(874)
				Monthly	Monthly
49,262	33,259	—	7/5/24	US SOFR minus 0.28% —	Tesla Inc. — Monthly	16,130
				Monthly
25,373	23,013	—	7/5/24	US SOFR minus 0.28% —	Universal Display Corp. —	2,362
				Monthly	Monthly
20,349	17,366	—	7/5/24	US SOFR minus 0.28% —	Wayfair Inc. Class A —	3,036
				Monthly	Monthly
6,900	6,448	—	7/5/24	US SOFR minus 0.28% —	WD–40 Corp. — Monthly	470
				Monthly
20,653	20,653	—	7/5/24	US SOFR minus 0.28% —	Whirlpool Corp. — Monthly	(202)
				Monthly
30,972	28,256	—	7/5/24	US SOFR minus 0.28% —	Yeti Holdings Inc. — Monthly	2,796
				Monthly
5,889	6,023	—	7/5/24	US SOFR minus 3.75% —	Zynex Inc. — Monthly	(133)
				Monthly
Goldman Sachs International
7,058,078	7,014,359	—	12/15/25	(US SOFR plus 0.40%) —	A basket (GSGLPWDL) of	(51,212)
				Monthly	common stocks — Monthly*
6,750,034	6,701,237	—	12/15/25	US SOFR minus 0.25% —	A basket (GSGLPWDS) of	50,848
				Monthly	common stocks — Monthly*
3,665	3,274	—	12/15/25	US SOFR minus 0.28% —	Beyond Meat Inc. — Monthly	297
				Monthly
14,965	12,734	—	12/15/25	US SOFR minus 0.28% —	Bloom Energy Corp. — A —	2,252
				Monthly	Monthly
2,146	2,113	—	12/15/25	(US SOFR plus 0.40%) —	Evraz PLC — Monthly	(36)
				Monthly

12	Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/22 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$216,538	$218,422	$—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility	$1,884
					Carry US Enhanced 3x Excess
					Return Strategy — Monthly ††
747,708	749,668	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility	1,960
					Carry US Series 85 Excess
					Return Strategy — Monthly ††
299,378	308,045	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of	8,667
					Volatility Carry Excess Return
					Strategy — Monthly †
707,142	724,519	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility	17,377
					of Volatility Carry Series 69
					Excess Return Strategy —
					Monthly †
JPMorgan Chase Bank N.A.
1,074,250	1,015,185	—	10/4/23	(US SOFR plus 0.41%) —	A basket (JPCMPTFL) of	(61,286)
				Monthly	common stocks — Monthly*
UBS AG
8,389,145	8,430,509	—	5/22/23	(US SOFR plus 0.35%) —	A basket (UBSPUSER) of	39,154
				Monthly	common stocks — Monthly*
8,399,522	8,439,717	—	5/22/23	US SOFR plus 0.20% —	S&P 500 Total Return 4 Jan	(34,943)
				Monthly	1988 Index — Monthly
Upfront premium received		—		Unrealized appreciation		407,546
Upfront premium (paid)		—		Unrealized (depreciation)		(645,046)
Total		$—		Total		$(237,500)

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.

# BEFSBAXD is a trend strategy that invests in global futures (excluding commodities) based on long and short term trends in futures prices.

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	2,873	$373,302	6.25%
Microsoft Corp.	Technology	1,033	247,743	4.15%
Alphabet, Inc. Class A	Technology	2,393	211,131	3.54%
Amazon.com, Inc.	Consumer cyclicals	1,549	130,118	2.18%
JPMorgan Chase & Co.	Financials	946	126,923	2.13%
Procter & Gamble Co. (The)	Consumer staples	804	121,824	2.04%
Coca-Cola Co. (The)	Consumer staples	1,724	109,691	1.84%
Merck & Co., Inc.	Health care	977	108,402	1.82%
Eli Lilly and Co.	Health care	282	103,343	1.73%
Philip Morris International, Inc.	Consumer staples	960	97,111	1.63%
Booking Holdings, Inc.	Consumer cyclicals	46	92,147	1.54%
Exxon Mobil Corp.	Energy	825	90,965	1.52%
CVS Health Corp.	Health care	966	89,989	1.51%
AbbVie, Inc.	Health care	536	86,649	1.45%
Accenture PLC Class A	Technology	322	85,907	1.44%
Abbott Laboratories	Health care	773	84,888	1.42%
Synopsys, Inc.	Technology	261	83,352	1.40%
American Tower Corp.	Communication services	369	78,154	1.31%
Qualcomm, Inc.	Technology	699	76,829	1.29%
Vertex Pharmaceuticals, Inc.	Health care	259	74,914	1.25%
General Dynamics Corp.	Capital goods	301	74,742	1.25%
Lockheed Martin Corp.	Capital goods	150	73,056	1.22%
NVIDIA Corp.	Technology	490	71,587	1.20%

Putnam VT Multi-Asset Absolute Return Fund	13

A BASKET (MLFCF15) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Cadence Design Systems, Inc.	Technology	444	$71,265	1.19%
American International Group, Inc.	Financials	1,029	65,055	1.09%
Cisco Systems, Inc./Delaware	Technology	1,357	64,642	1.08%
Citigroup, Inc.	Financials	1,403	63,441	1.06%
Uber Technologies, Inc.	Consumer staples	2,471	61,112	1.02%
MetLife, Inc.	Financials	831	60,154	1.01%
Bristol-Myers Squibb Co.	Health care	816	58,741	0.98%
Marathon Petroleum Corp.	Energy	495	57,562	0.96%
Meta Platforms, Inc. Class A	Technology	472	56,825	0.95%
eBay, Inc.	Technology	1,349	55,948	0.94%
Adobe, Inc.	Technology	166	55,817	0.93%
Verizon Communications, Inc.	Communication services	1,369	53,938	0.90%
CSX Corp.	Transportation	1,709	52,954	0.89%
AutoZone, Inc.	Consumer cyclicals	21	52,628	0.88%
Pfizer, Inc.	Health care	958	49,089	0.82%
PepsiCo, Inc.	Consumer staples	264	47,643	0.80%
Wells Fargo & Co.	Financials	1,092	45,084	0.75%
AT&T, Inc.	Communication services	2,413	44,431	0.74%
Corteva, Inc.	Basic materials	727	42,736	0.72%
Marathon Oil Corp.	Energy	1,544	41,790	0.70%
Cheniere Energy, Inc.	Energy	277	41,589	0.70%
AMETEK, Inc.	Conglomerates	295	41,256	0.69%
Discover Financial Services	Financials	408	39,901	0.67%
Tesla, Inc.	Consumer cyclicals	317	39,051	0.65%
Fortive Corp.	Capital goods	600	38,567	0.65%
General Motors Co.	Consumer cyclicals	1,047	35,208	0.59%
CF Industries Holdings, Inc.	Basic materials	410	34,894	0.58%

A BASKET (GSGLPWDL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	9,772	$48,559	0.69%
Merck & Co., Inc.	Health care	412	45,731	0.65%
Eiffage SA (France)	Basic materials	457	44,868	0.64%
Exxon Mobil Corp.	Energy	406	44,790	0.64%
Chevron Corp.	Energy	248	44,532	0.63%
Vinci SA (France)	Capital goods	447	44,523	0.63%
PepsiCo, Inc.	Consumer staples	246	44,392	0.63%
Fortive Corp.	Capital goods	685	44,043	0.63%
Keysight Technologies, Inc.	Technology	257	44,033	0.63%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	2,815	42,904	0.61%
SEI Investments Co.	Financials	729	42,522	0.61%
Hershey Co. (The)	Consumer staples	183	42,388	0.60%
Diageo PLC (United Kingdom)	Consumer staples	961	42,180	0.60%
Secom Co., Ltd. (Japan)	Consumer cyclicals	733	41,920	0.60%
Weyerhaeuser Co.	Basic materials	1,352	41,915	0.60%
Hartford Financial Services Group, Inc. (The)	Financials	548	41,576	0.59%
Textron, Inc.	Capital goods	579	41,026	0.58%
AT&T, Inc.	Communication services	2,221	40,884	0.58%
Philip Morris International, Inc.	Consumer staples	404	40,863	0.58%
Cummins, Inc.	Capital goods	168	40,597	0.58%
Ferrari NV (Italy)	Consumer cyclicals	189	40,308	0.57%
GoDaddy, Inc. Class A	Technology	538	40,220	0.57%
MSCI, Inc.	Technology	86	39,803	0.57%
FactSet Research Systems, Inc.	Consumer cyclicals	99	39,720	0.57%
Garmin, Ltd.	Technology	421	38,835	0.55%

14	Putnam VT Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	1,430	$38,688	0.55%
Marubeni Corp. (Japan)	Conglomerates	3,343	38,379	0.55%
Chubb, Ltd.	Financials	170	37,503	0.53%
Agilent Technologies, Inc.	Technology	249	37,230	0.53%
Colgate-Palmolive Co.	Consumer staples	456	35,894	0.51%
Sekisui Chemical Co., Ltd. (Japan)	Financials	2,539	35,503	0.51%
Gilead Sciences, Inc.	Health care	405	34,755	0.50%
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	Communication services	19,826	34,079	0.49%
Leidos Holdings, Inc.	Technology	321	33,756	0.48%
Shell PLC (London Exchange) (United Kingdom)	Energy	1,205	33,719	0.48%
Nestle SA (Switzerland)	Consumer staples	290	33,602	0.48%
Nitto Denko Corp. (Japan)	Basic materials	565	32,760	0.47%
Avery Dennison Corp.	Basic materials	181	32,673	0.47%
Mettler-Toledo International, Inc.	Health care	22	32,441	0.46%
VeriSign, Inc.	Technology	157	32,253	0.46%
ConocoPhillips	Energy	273	32,239	0.46%
Toppan, Inc. (Japan)	Consumer cyclicals	2,154	31,906	0.45%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	1,541	31,896	0.45%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	1,002	31,717	0.45%
Red Electrica Corporacion SA (Spain)	Utilities and power	1,789	31,040	0.44%
3M Co.	Conglomerates	256	30,645	0.44%
Dropbox, Inc. Class A	Technology	1,365	30,559	0.44%
Daito Trust Construction Co., Ltd. (Japan)	Consumer cyclicals	297	30,460	0.43%
Power Assets Holdings, Ltd. (Hong Kong)	Utilities and power	5,524	30,255	0.43%
NetApp, Inc.	Technology	500	30,025	0.43%

A BASKET (GSGLPWDS) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
SoftBank Corp. (Japan)	Communication services	3,961	$44,914	0.67%
CGI Group, Inc. Class A (Canada)	Technology	504	43,430	0.65%
Enel SpA (Italy)	Utilities and power	8,055	43,371	0.65%
Allianz SE (Germany)	Financials	200	42,958	0.64%
Reed Elsevier (United Kingdom)	Consumer cyclicals	1,552	42,920	0.64%
Solvay SA (France)	Basic materials	423	42,758	0.64%
LVMH Moet Hennessy Louis Vuitton SA (France)	Consumer cyclicals	59	42,642	0.64%
Visa, Inc. Class A	Financials	204	42,404	0.63%
AXA SA (France)	Financials	1,504	41,935	0.63%
Imperial Brands PLC (United Kingdom)	Consumer staples	1,674	41,905	0.63%
BNP Paribas SA (France)	Financials	733	41,805	0.62%
Air Liquide SA (France)	Basic materials	294	41,626	0.62%
Orange SA (France)	Communication services	4,178	41,509	0.62%
Moody’s Corp.	Consumer cyclicals	147	40,929	0.61%
Toyota Motor Corp. (Japan)	Consumer cyclicals	2,938	40,578	0.61%
Equifax, Inc.	Consumer cyclicals	201	39,036	0.58%
Waste Connections, Inc.	Capital goods	288	38,214	0.57%
BlackRock, Inc.	Financials	51	35,925	0.54%
Swisscom AG (Switzerland)	Communication services	65	35,488	0.53%
Bridgestone Corp. (Japan)	Consumer cyclicals	991	35,424	0.53%
Berkshire Hathaway, Inc. Class B	Financials	114	35,089	0.52%
Heineken NV (Netherlands)	Consumer staples	372	35,018	0.52%
EssilorLuxottica SA (France)	Health care	192	34,809	0.52%
NICE, Ltd. (Israel)	Communication services	179	34,592	0.52%
Cooper Cos., Inc. (The)	Health care	104	34,323	0.51%
D.R. Horton, Inc.	Consumer cyclicals	375	33,403	0.50%
S&P Global, Inc.	Consumer cyclicals	100	33,373	0.50%

Putnam VT Multi-Asset Absolute Return Fund	15

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Coca-Cola Co. (The)	Consumer staples	518	$32,958	0.49%
International Paper Co.	Basic materials	945	32,708	0.49%
ORIX Corp. (Japan)	Financials	2,010	32,443	0.48%
Ingersoll Rand, Inc.	Capital goods	601	31,402	0.47%
Monster Beverage Corp.	Consumer staples	305	30,984	0.46%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	985	30,850	0.46%
STERIS PLC	Health care	167	30,832	0.46%
CSL, Ltd. (Australia)	Health care	154	30,178	0.45%
Kubota Corp. (Japan)	Capital goods	2,166	29,986	0.45%
Atmos Energy Corp.	Utilities and power	267	29,886	0.45%
United Parcel Service, Inc. Class B	Transportation	172	29,817	0.44%
Masco Corp.	Consumer cyclicals	636	29,671	0.44%
CK Hutchison Holdings, Ltd. (Hong Kong)	Consumer staples	4,864	29,193	0.44%
Fastenal Co.	Consumer staples	610	28,878	0.43%
Swiss Re AG (Switzerland)	Financials	307	28,699	0.43%
Howmet Aerospace, Inc.	Capital goods	726	28,630	0.43%
Toyota Industries Corp. (Japan)	Consumer cyclicals	517	28,520	0.43%
TJX Cos., Inc. (The)	Consumer cyclicals	351	27,938	0.42%
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	Consumer staples	0.27	27,921	0.42%
Nippon Yusen KK (Japan)	Transportation	1,172	27,777	0.41%
EDP Renovaveis SA (Spain)	Utilities and power	1,243	27,379	0.41%
TOTO, Ltd. (Japan)	Basic materials	796	27,297	0.41%
Koei Tecmo Holdings Co., Ltd. (Japan)	Technology	1,478	26,936	0.40%

A BASKET (JPCMPTFL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Dexcom, Inc.	Health care	151	$17,154	1.69%
Enovis Corp.	Capital goods	310	16,565	1.63%
PulteGroup, Inc.	Consumer cyclicals	362	16,499	1.63%
Spirit AeroSystems Holdings, Inc. Class A	Capital goods	555	16,442	1.62%
AZEK Co., Inc. (The)	Basic materials	802	16,295	1.61%
UMW Holdings Corp.	Financials	4,832	15,996	1.58%
Clorox Co. (The)	Consumer cyclicals	113	15,841	1.56%
Carter’s, Inc.	Consumer cyclicals	211	15,761	1.55%
Columbia Sportswear Co.	Consumer cyclicals	175	15,291	1.51%
Thor Industries, Inc.	Consumer cyclicals	183	13,811	1.36%
Cardinal Health, Inc.	Health care	177	13,573	1.34%
Etsy, Inc.	Consumer staples	109	12,999	1.28%
AT&T, Inc.	Communication services	694	12,772	1.26%
Hanesbrands, Inc.	Consumer cyclicals	1,980	12,595	1.24%
Under Armour, Inc. Class C	Consumer cyclicals	1,383	12,337	1.22%
Block, Inc. Class A	Consumer cyclicals	193	12,156	1.20%
Victoria’s Secret & Co.	Consumer cyclicals	329	11,769	1.16%
ICU Medical, Inc.	Health care	75	11,768	1.16%
ESAB Corp.	Capital goods	248	11,627	1.15%
Amedisys, Inc.	Health care	138	11,516	1.13%
Armstrong World Industries, Inc.	Basic materials	168	11,511	1.13%
BWX Technologies, Inc.	Capital goods	190	11,034	1.09%
Timken Co. (The)	Basic materials	154	10,909	1.07%
Coty, Inc. Class A	Consumer staples	1,218	10,428	1.03%
Axon Enterprise, Inc.	Capital goods	63	10,391	1.02%
Quanta Services, Inc.	Capital goods	72	10,230	1.01%
Boston Scientific Corp.	Health care	220	10,195	1.00%
arista Networks, Inc.	Technology	80	9,655	0.95%
Certara, Inc.	Health care	596	9,585	0.94%

16	Putnam VT Multi-Asset Absolute Return Fund

A BASKET (JPCMPTFL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Allison Transmission Holdings, Inc.	Capital goods	229	$9,512	0.94%
Spectrum Brands Holdings, Inc.	Consumer cyclicals	156	9,507	0.94%
Lockheed Martin Corp.	Capital goods	19	9,411	0.93%
United Rentals, Inc.	Consumer cyclicals	26	9,320	0.92%
Tandem Diabetes Care, Inc.	Health care	207	9,295	0.92%
Gates Industrial Corp. PLC	Capital goods	805	9,184	0.90%
Driven Brands Holdings, Inc.	Consumer cyclicals	332	9,064	0.89%
Vertiv Holdings Co.	Capital goods	662	9,037	0.89%
Boston Beer Co., Inc. Class A	Consumer staples	27	8,979	0.88%
10x Genomics, Inc. Class A	Health care	240	8,763	0.86%
Flowserve Corp.	Capital goods	273	8,372	0.82%
Definitive Healthcare Corp.	Health care	759	8,346	0.82%
ChargePoint Holdings, Inc.	Capital goods	822	7,834	0.77%
Masimo Corp.	Health care	53	7,820	0.77%
Dentsply Sirona, Inc.	Health care	238	7,575	0.75%
Ultragenyx Pharmaceutical, Inc.	Health care	161	7,449	0.73%
Enhabit, Inc.	Health care	554	7,295	0.72%
DoubleVerify Holdings, Inc.	Technology	332	7,285	0.72%
Monolithic Power Systems, Inc.	Technology	20	7,070	0.70%
Peloton Interactive, Inc. Class A	Consumer cyclicals	888	7,052	0.69%
Integra LifeSciences Holdings Corp.	Health care	124	6,926	0.68%

A BASKET (UBSPUSER) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Technology	2,735	$655,900	7.78%
Apple, Inc.	Technology	3,415	443,726	5.26%
Alphabet, Inc. Class C	Technology	2,364	209,739	2.49%
Amazon.com, Inc.	Consumer cyclicals	2,484	208,678	2.48%
Charles Schwab Corp. (The)	Financials	1,928	160,550	1.90%
Walmart, Inc.	Consumer cyclicals	1,053	149,351	1.77%
Union Pacific Corp.	Transportation	721	149,239	1.77%
UnitedHealth Group, Inc.	Health care	273	144,570	1.71%
Danaher Corp.	Health care	524	139,080	1.65%
Exxon Mobil Corp.	Energy	1,220	134,573	1.60%
Merck & Co., Inc.	Health care	1,208	134,043	1.59%
Northrop Grumman Corp.	Capital goods	242	132,056	1.57%
Mastercard, Inc. Class A	Consumer cyclicals	376	130,671	1.55%
Bank of America Corp.	Financials	3,905	129,347	1.53%
NVIDIA Corp.	Technology	848	123,900	1.47%
American Tower Corp.	Communication services	566	120,012	1.42%
O’Reilly Automotive, Inc.	Consumer cyclicals	137	115,761	1.37%
Visa, Inc. Class A	Financials	554	115,117	1.37%
Johnson Controls International PLC	Capital goods	1,772	113,415	1.35%
Regeneron Pharmaceuticals, Inc.	Health care	155	111,877	1.33%
McKesson Corp.	Health care	289	108,384	1.29%
Goldman Sachs Group, Inc. (The)	Financials	309	105,934	1.26%
Oracle Corp.	Technology	1,264	103,333	1.23%
Procter & Gamble Co. (The)	Consumer staples	666	100,965	1.20%
ConocoPhillips	Energy	837	98,770	1.17%
Honeywell International, Inc.	Capital goods	442	94,819	1.12%
Thermo Fisher Scientific, Inc.	Health care	169	92,797	1.10%
Elevance Health, Inc.	Health care	171	87,560	1.04%
Meta Platforms, Inc. Class A	Technology	694	83,483	0.99%
Citigroup, Inc.	Financials	1,810	81,883	0.97%
Tesla, Inc.	Consumer cyclicals	653	80,409	0.95%

Putnam VT Multi-Asset Absolute Return Fund	17

A BASKET (UBSPUSER) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Cadence Design Systems, Inc.	Technology	499	$80,238	0.95%
AbbVie, Inc.	Health care	474	76,558	0.91%
Eli Lilly and Co.	Health care	202	73,948	0.88%
Corteva, Inc.	Basic materials	1,179	69,321	0.82%
Nike, Inc. Class B	Consumer cyclicals	589	68,972	0.82%
Valero Energy Corp.	Energy	529	67,121	0.80%
Intuit, Inc.	Technology	169	65,815	0.78%
Costco Wholesale Corp.	Consumer staples	142	64,687	0.77%
Qualcomm, Inc.	Technology	584	64,224	0.76%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	1,683	63,966	0.76%
JPMorgan Chase & Co.	Financials	475	63,715	0.76%
Deere & Co.	Capital goods	141	60,633	0.72%
Raytheon Technologies Corp.	Capital goods	593	59,877	0.71%
Accenture PLC Class A	Technology	223	59,561	0.71%
IQVIA Holdings, Inc.	Health care	285	58,469	0.69%
Texas Instruments, Inc.	Technology	349	57,686	0.68%
Home Depot, Inc. (The)	Consumer cyclicals	181	57,134	0.68%
NRG Energy, Inc.	Utilities and power	1,732	55,116	0.65%
Cigna Corp.	Health care	157	52,169	0.62%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/22

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Barclays Bank PLC
CMBX NA BBB–.7 Index	BB–/P	$141	$25,000	$5,353	1/17/47	300 bp — Monthly	$(5,197)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	B/P	2,439	11,623	4,447	5/11/63	500 bp — Monthly	(1,997)
CMBX NA BB.7 Index	B-/P	459	9,000	3,002	1/17/47	500 bp — Monthly	(2,534)
Credit Suisse International
CMBX NA BBB–.7 Index	BB–/P	3,952	50,000	10,705	1/17/47	300 bp — Monthly	(6,724)
CMBX NA BBB–.7 Index	BB–/P	7,909	107,000	22,909	1/17/47	300 bp — Monthly	(14,937)
Goldman Sachs International
CMBX NA BBB–.7 Index	BB–/P	695	8,000	1,713	1/17/47	300 bp — Monthly	(1,013)
CMBX NA BBB–.7 Index	BB–/P	1,448	17,000	3,640	1/17/47	300 bp — Monthly	(2,182)
CMBX NA BBB–.7 Index	BB–/P	1,478	20,000	4,282	1/17/47	300 bp — Monthly	(2,792)
Upfront premium received		18,521	Unrealized appreciation				—
Upfront premium (paid)		—	Unrealized (depreciation)				(37,376)
Total		$18,521	Total				$(37,376)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

18	Putnam VT Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/22

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(329)	$3,000	$956	11/17/59	(500 bp) — Monthly	$625
CMBX NA BB.10 Index	(313)	3,000	956	11/17/59	(500 bp) — Monthly	640
CMBX NA BB.11 Index	(1,166)	9,000	1,927	11/18/54	(500 bp) — Monthly	752
CMBX NA BB.11 Index	(283)	3,000	642	11/18/54	(500 bp) — Monthly	357
CMBX NA BB.8 Index	(176)	966	349	10/17/57	(500 bp) — Monthly	172
CMBX NA BB.9 Index	(3,716)	36,000	11,203	9/17/58	(500 bp) — Monthly	7,415
Credit Suisse International
CMBX NA BB.10 Index	(714)	6,000	1,913	11/17/59	(500 bp) — Monthly	1,193
CMBX NA BB.10 Index	(801)	6,000	1,913	11/17/59	(500 bp) — Monthly	1,106
CMBX NA BB.7 Index	(300)	11,623	4,447	5/11/63	(500 bp) — Monthly	4,136
CMBX NA BB.8 Index	(175)	966	349	10/17/57	(500 bp) — Monthly	173
CMBX NA BB.9 Index	(1,504)	15,000	4,668	9/17/58	(500 bp) — Monthly	3,150
Goldman Sachs International
CMBX NA BB.7 Index	(7,439)	44,000	14,678	1/17/47	(500 bp) — Monthly	7,197
CMBX NA BB.9 Index	(357)	3,000	934	9/17/58	(500 bp) — Monthly	574
CMBX NA BB.9 Index	(361)	3,000	934	9/17/58	(500 bp) — Monthly	570
JPMorgan Securities LLC
CMBX NA BBB–.7 Index	(44,370)	189,000	40,465	1/17/47	(300 bp) — Monthly	(4,016)
Merrill Lynch International
CMBX NA BB.10 Index	(341)	6,000	1,913	11/17/59	(500 bp) — Monthly	1,566
CMBX NA BB.11 Index	(3,460)	7,000	1,499	11/18/54	(500 bp) — Monthly	(1,968)
CMBX NA BB.9 Index	(351)	9,000	2,801	9/17/58	(500 bp) — Monthly	2,441
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(315)	3,000	956	11/17/59	(500 bp) — Monthly	639
CMBX NA BB.9 Index	(728)	6,000	1,867	9/17/58	(500 bp) — Monthly	1,134
CMBX NA BB.9 Index	(364)	3,000	934	9/17/58	(500 bp) — Monthly	567
CMBX NA BBB–.7 Index	(3,869)	38,000	8,136	1/17/47	(300 bp) — Monthly	4,242
Upfront premium received	—		Unrealized appreciation			38,649
Upfront premium (paid)	(71,432)		Unrealized (depreciation)			(5,984)
Total	$(71,432)		Total			$32,665

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Putnam VT Multi-Asset Absolute Return Fund	19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$237,008	$—	$—
Capital goods	24,776	—	—
Communication services	20,473	—	—
Consumer cyclicals	306,016	—	—
Consumer staples	169,677	—	—
Energy	65,633	—	—
Financials	422,908	—	—
Health care	87,949	—	—
Technology	729,098	—	—
Transportation	82,271	—	—
Utilities and power	36,471	—	—
Total common stocks	2,182,280	—	—
Asset-backed securities	—	23,977	—
Commodity linked notes	—	1,769,446	—
Corporate bonds and notes	—	63,868	—
Foreign government and agency bonds and notes	—	101,880	—
Investment companies	2,472,110	—	—
Mortgage-backed securities	—	504,495	—
U.S. government and agency mortgage obligations	—	4,925,158	—
Units	8,162	—	—
Warrants	—	152,059	—
Short-term investments	—	23,490,118	—
Totals by level	$4,662,552	$31,031,001	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(16,809)	$—	$—
Forward premium swap option contracts	—	1,540	—
TBA sale commitments	—	(1,664,031)	—
Interest rate swap contracts	—	(640)	—
Total return swap contracts	—	(237,500)	—
Credit default contracts	—	48,200	—
Totals by level	$(16,809)	$(1,852,431)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20	Putnam VT Multi-Asset Absolute Return Fund

Statement of assets and liabilities

12/31/22

Assets
Investment in securities, at value, including $1,461,688 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $12,736,173)	$12,802,253
Affiliated issuers (identified cost $11,005,300) (Note 5)	11,005,300
Repurchase agreements (identified cost $11,886,000)	11,886,000
Cash	1,601
Foreign currency (cost $448) (Note 1)	460
Dividends, interest and other receivables	69,595
Receivable for shares of the fund sold	1,987
Receivable for investments sold	430,735
Receivable for sales of TBA securities (Note 1)	1,699,188
Receivable from Manager (Note 2)	9,104
Receivable for variation margin on futures contracts (Note 1)	6,762
Receivable for variation margin on centrally cleared swap contracts (Note 1)	9,026
Unrealized appreciation on forward premium swap option contracts (Note 1)	3,893
Unrealized appreciation on OTC swap contracts (Note 1)	446,195
Premium paid on OTC swap contracts (Note 1)	71,432
Total assets	38,443,531

Liabilities
Payable for investments purchased	420,583
Payable for purchases of TBA securities (Note 1)	4,978,381
Payable for shares of the fund repurchased	11,761
Payable for custodian fees (Note 2)	21,137
Payable for investor servicing fees (Note 2)	3,281
Payable for Trustee compensation and expenses (Note 2)	2,747
Payable for administrative services (Note 2)	355
Payable for distribution fees (Note 2)	4,687
Payable for variation margin on futures contracts (Note 1)	7,855
Payable for variation margin on centrally cleared swap contracts (Note 1)	8,333
Unrealized depreciation on OTC swap contracts (Note 1)	688,406
Premium received on OTC swap contracts (Note 1)	18,521
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,353
TBA sale commitments, at value (proceeds receivable (proceeds receivable $1,697,813) (Note 1)	1,664,031
Collateral on securities loaned, at value (Note 1)	1,505,300
Other accrued expenses	85,525
Total liabilities	9,423,256

Net assets	$29,020,275

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$29,064,112
Total distributable earnings (Note 1)	(43,837)
Total — Representing net assets applicable to capital shares outstanding	$29,020,275
Computation of net asset value Class IA
Net assets	$7,164,696
Number of shares outstanding	758,633
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.44

Computation of net asset value Class IB
Net assets	$21,855,579
Number of shares outstanding	2,360,937
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.26

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund	21

Statement of operations
Year ended 12/31/22

Investment income
Interest (including interest income of $159,420 from investments in affiliated issuers) (Note 5)	$304,915
Dividends (net of foreign tax of $20,608)	175,154
Securities lending (net of expenses) (Notes 1 and 5)	2,026
Total investment income	482,095

Expenses
Compensation of Manager (Note 2)	176,813
Investor servicing fees (Note 2)	17,217
Custodian fees (Note 2)	51,777
Trustee compensation and expenses (Note 2)	980
Distribution fees (Note 2)	57,774
Administrative services (Note 2)	841
Auditing and tax fees	112,465
Other	30,720
Fees waived and reimbursed by Manager (Note 2)	(169,128)
Total expenses	279,459

Expense reduction (Note 2)	(495)
Net expenses	278,964

Net investment income	203,131

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	250,534
Foreign currency transactions (Note 1)	(2,618)
Forward currency contracts (Note 1)	4,807
Futures contracts (Note 1)	(859,226)
Swap contracts (Note 1)	1,110,263
Written options (Note 1)	44,012
Total net realized gain	547,772
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(604,135)
Assets and liabilities in foreign currencies	(39)
Forward currency contracts	(4,807)
Futures contracts	(218,919)
Swap contracts	207,761
Total change in net unrealized depreciation	(620,139)

Net loss on investments	(72,367)

Net increase in net assets resulting from operations	$130,764

The accompanying notes are an integral part of these financial statements.

22	Putnam VT Multi-Asset Absolute Return Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/22	12/31/21
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$203,131	$(24,261)
Net realized gain on investments and foreign currency transactions	547,772	966,280
Change in net unrealized depreciation of investments and assets and liabilities in foreign currencies	(620,139)	(754,338)
Net increase in net assets resulting from operations	130,764	187,681
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(3,072)	—
Class IB	(328,658)	—
Increase (decrease) from capital share transactions (Note 4)	5,953,340	(1,277,972)
Total increase (decrease) in net assets	5,752,374	(1,090,291)
Net assets:
Beginning of year	23,267,901	24,358,192
End of year	$29,020,275	$23,267,901

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund	23

Financial highlights
(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:						LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From Net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]
Class IA
12/31/22	$9.55	.16[g]	(.11)	.05	(.16)	—	—	(.16)	$9.44	.49	$7,165.90		1.72[g]	1,346
12/31/21	9.45	.02	.08	.10	—	—	—	—	9.55	1.06	122.90		.18	1,146
12/31/20	10.18	.07	(.80)	(.73)	—	—	—	—	9.45	(7.17)	58.90		.75	749
12/31/19	9.61	.22	.35	.57	—	—	—	—	10.18	5.93	69.90		2.17	476
12/31/18	10.88	.15	(.95)	(.80)	(.06)	(.39)	(.02)	(.47)	9.61	(7.57)	12.90		1.45	449
Class IB
12/31/22	$9.36	.07[g]	(.04)	.03	(.13)	—	—	(.13)	$9.26	.36	$21,856	1.15	.77[g]	1,346
12/31/21	9.29	(.01)	.08	.07	—	—	—	—	9.36	.75	23,146	1.15	(.10)	1,146
12/31/20	10.03	.04	(.78)	(.74)	—	—	—	—	9.29	(7.38)	24,300	1.15	.46	749
12/31/19	9.47	.17	.39	.56	—	—	—	—	10.03	5.91	26,383	1.15	1.73	476
12/31/18	10.73	.12	(.94)	(.82)	(.03)	(.39)	(.02)	(.44)	9.47	(7.84)	27,359	1.15	1.22	449

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average
net assets
12/31/22	0.69%
12/31/21	0.59
12/31/20	0.61
12/31/19	0.45
12/31/18	0.60

f Portfolio turnover includes TBA purchase and sale commitments.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

24	Putnam VT Multi-Asset Absolute Return Fund

Notes to financial statements 12/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2022 through December 31, 2022.

Putnam VT Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular

Putnam VT Multi-Asset Absolute Return Fund	25

basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $12,123,721 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront

26	Putnam VT Multi-Asset Absolute Return Fund

payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Putnam VT Multi-Asset Absolute Return Fund	27

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $297,816 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $232,441 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,505,300 and the value of securities loaned amounted to $1,461,688.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$983,465	$622,900	$1,606,365

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from unrealized gains and losses on certain futures contracts, from realized gains and losses on passive foreign investment companies, from income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,542,931 to increase undistributed net investment income and $1,542,931 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,570,579
Unrealized depreciation	(1,803,053)
Net unrealized depreciation	(232,474)
Undistributed ordinary income	1,794,968
Capital loss carryforward	(1,606,365)
Cost for federal income tax purposes	$34,056,787

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 34.8% of the fund is owned by accounts of one insurance company.

28	Putnam VT Multi-Asset Absolute Return Fund

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.719% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $147,355 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2024, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $21,773 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed income portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL.)

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed income portion of the fund’s assets for which PAC is engaged as sub-advisor (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.)

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$1,037
Class IB	16,180
Total	$17,217

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $495 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $21, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments
(Long-term)	$118,113,790	$114,853,403
U.S. government securities
(Long-term)	—	—
Total	$118,113,790	$114,853,403

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Multi-Asset Absolute Return Fund	29

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/22		Year ended 12/31/21		Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,016,736	$9,517,167	7,711	$72,310	687,602	$6,320,213	324,686	$2,989,334
Shares issued in connection with
reinvestment of distributions	326	3,072	—	—	35,608	328,658	—	—
	1,017,062	9,520,239	7,711	72,310	723,210	6,648,871	324,686	2,989,334
Shares repurchased	(271,161)	(2,543,458)	(1,112)	(10,323)	(835,769)	(7,672,312)	(468,095)	(4,329,293)
Net increase (decrease)	745,901	$6,976,781	6,599	$61,987	(112,559)	$(1,023,441)	(143,409)	$(1,339,959)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class IA	1,153	0.15%	$10,884

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/21	Purchase cost	Sale proceeds	Investment income	12/31/22
Short-term investments
Putnam Cash Collateral Pool, LLC*	$942,055	$30,269,679	$29,706,434	$16,841	$1,505,300
Putnam Short Term Investment
Fund**	9,968,560	9,500,000	9,968,560	159,420	9,500,000
Total Short-term investments	$10,910,615	$39,769,679	$39,674,994	$176,261	$11,005,300

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

The Covid-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid-19 pandemic and its effects cannot be determined with certainty.

30	Putnam VT Multi-Asset Absolute Return Fund

Note 7 — Actions by Trustees

At a meeting held on January 27, 2023, the Board of Trustees of the Fund approved a plan to liquidate the Fund, upon recommendation by Putnam Management. The liquidation of the fund is expected to occur on or about April 21, 2023, although the fund may make dispositions of portfolio holdings prior to the liquidation date.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased swap option contracts (contract amount)	$800,000
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	90
Forward currency contracts (contract amount)	$3,000,000
Centrally cleared interest rate swap contracts (notional)	$5,600,000
OTC total return swap contracts (notional)	$47,900,000
Centrally cleared total return swap contracts (notional)	$810,000
OTC credit default contracts (notional)	$2,000,000
Centrally cleared credit default contracts (notional)	$300,000
Warrants (number of warrants)	89,000

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$104,097	Unrealized depreciation	$55,897
Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	613,497*	Unrealized depreciation	645,046
Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	71,612*	Unrealized depreciation	141,413*
Total		$789,206		$842,356

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as hedging				currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(7,661)	$(7,661)
Foreign exchange contracts	—	—	—	4,807	—	4,807
Equity contracts	(8,406)	29,249	(234,820)	—	1,589,939	1,375,962
Interest rate contracts	—	14,380	(624,406)	—	(472,015)	(1,082,041)
Total	$(8,406)	$43,629	$(859,226)	$4,807	$1,110,263	$291,067

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as hedging				currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$281,444	$281,444
Foreign exchange contracts	—	—	—	(4,807)	—	(4,807)
Equity contracts	(11,811)	—	(34,867)	—	(204,319)	(250,997)
Interest rate contracts	—	2,972	(184,052)	—	130,636	(50,444)
Total	$(11,811)	$2,972	$(218,919)	$(4,807)	$207,761	$(24,804)

Putnam VT Multi-Asset Absolute Return Fund	31

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	UBS AG	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$9,026	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$9,026
OTC Total return swap contracts*#	201,486	3,513	—	—	80,108	—	—	83,285	—	—	—	—	39,154	407,546
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	15,944	13,252	16,498	—	40,354	6,191	11,858	—	104,097
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	5,356	—	—	—	—	—	1,406	—	—	—	6,762
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap
option contracts#	3,893	—	—	—	—	—	—	—	—	—	—	—	—	3,893
Repurchase agreements**	—	—	—	—	—	11,886,000	—	—	—	—	—	—	—	11,886,000
Total Assets	$205,379	$3,513	$9,026	$5,356	$80,108	$11,901,944	$13,252	$99,783	$—	$41,760	$6,191	$11,858	$39,154	$12,417,324
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	8,333	—	—	—	—	—	—	—	—	—	—	8,333
OTC Total return swap contracts*#	239,483	—	—	—	258,086	—	—	51,248	61,286	—	—	—	34,943	645,046
OTC Credit default contracts —
protection sold*#	—	5,338	—	—	—	7,429	33,522	9,608	—	—	—	—	—	55,897
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	7,855	—	—	—	7,855
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap
option contracts#	2,353	—	—	—	—	—	—	—	—	—	—	—	—	2,353
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$241,836	$5,338	$8,333	$—	$258,086	$7,429	$33,522	$60,856	$61,286	$7,855	$—	$—	$34,943	$719,484
Total Financial and Derivative
Net Assets	$(36,457)	$(1,825)	$693	$5,356	$(177,978)	$11,894,515	$(20,270)	$38,927	$(61,286)	$33,905	$6,191	$11,858	$4,211	$11,697,840
Total collateral received (pledged)†##	$—	$—	$—	$—	$(177,978)	$11,894,515	$—	$—	$—	$—	$—	$—	$—
Net amount	$(36,457)	$(1,825)	$693	$5,356	$—	$—	$(20,270)	$38,927	$(61,286)	$33,905	$6,191	$11,858	$4,211
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$12,123,721	$—	$—	$—	$—	$—	$—	$—	$12,123,721
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(232,441)	$—	$—	$—	$—	$—	$—	$—	$—	$(232,441)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $263,483 and $45,892, respectively.

32	Putnam VT Multi-Asset Absolute Return Fund	Putnam VT Multi-Asset Absolute Return Fund	33

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Barbara M. Baumann Born 1955 Trustee since 2010 Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Jennifer Williams Murphy Born 1964 Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	Previously, a Director of Western Asset Capital Corporation.	
Marie Pillai Born 1954 Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.	Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.	
George Putnam III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

34	Putnam VT Multi-Asset Absolute Return Fund

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Manoj P. Singh Born 1952 Trustee since 2017	Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.	Director of ReNew Energy Global plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.	
Mona K. Sutphen Born 1967 Trustee since 2020	Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.	

Interested Trustee

Robert L. Reynolds* Born 1952 Trustee since 2008, President and Chief Executive Officer of Putnam Investments since 2008	President and Chief Executive Officer of Putnam Investments; member of Putnam Investments' Board of Directors; and Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors.	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2022, there were 92 mutual funds, 4 closed-end funds, and 7 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Putnam VT Multi-Asset Absolute Return Fund	35

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Richard T. Kircher (Born 1962)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Vice President and BSA Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	Since 2019	and Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Assistant Director, Operational Compliance,	Since 2004
Putnam Investments, and Chief Compliance	Putnam Investments and Putnam
Officer, Putnam Management	Retail Management	Janet C. Smith (Born 1965)
Vice President, Principal Financial
Nancy E. Florek (Born 1957)	Martin Lemaire (Born 1984)	Officer, Principal Accounting Officer,
Vice President, Director of Proxy Voting	Vice President and Derivatives Risk Manager	and Assistant Treasurer
and Corporate Governance, Assistant Clerk,	Since 2022	Since 2007
and Assistant Treasurer	Risk Manager and Risk Analyst,	Head of Fund Administration Services, Putnam
Since 2000	Putnam Investments	Investments and Putnam Management

Michael J. Higgins (Born 1976)	Susan G. Malloy (Born 1957)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Assistant Treasurer	Vice President and Chief Legal Officer
Since 2010	Since 2007	Since 2021
	Head of Accounting and Middle Office Services,	General Counsel, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management	Management, and Putnam Retail Management
Executive Vice President, Principal Executive
Officer, and Compliance Liaison	Alan G. McCormack (Born 1964)	Mark C. Trenchard (Born 1962)
Since 2004	Vice President and Derivatives Risk Manager	Vice President
	Since 2022	Since 2002
	Head of Quantitative Equities and Risk,	Director of Operational Compliance, Putnam
	Putnam Investments	Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

36	Putnam VT Multi-Asset Absolute Return Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisors	1-800-225-1581	Catharine Bond Hill
Putnam Investments Limited		Jennifer Williams Murphy
16 St James’s Street	Custodian	Marie Pillai
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
Limited Partnership
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Multi-Asset Absolute Return Fund	37

This report has been prepared for the shareholders
of Putnam VT Multi-Asset Absolute Return Fund.	VTAN110 332121 2/23

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2022	$76,876	$ —	$15,238	$ —
December 31, 2021	$76,733	$ —	$9,570	$ —

For the fiscal years ended December 31, 2022 and December 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of 257,249 and $302,990 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2022	$ —	$242,011	$ —	$ —
December 31, 2021	$ —	$293,420	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2023